Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

Note 8 – Subsequent Events

On October 10, 2014, a subsidiary of the Company entered into a purchase agreement with QM Equipment SA for the purchase of well stimulation equipment for a total purchase price of approximately $8,793,245, of which $6,028,075 is due upon delivery of the equipment anticipated to be completed in June 2015.

On October 10, 2014, the Company entered into an equipment purchase agreement for the purchase of certain turbine powered pressure pumping equipment for a total purchase price of approximately $6,500,000, of which $4,100,000 has been financed. The total amount financed, including any accrued interest, will become due and payable in full on April 1, 2015.

On October 29, 2014, the Company elected to draw the remaining $10,136,115 under the Note Agreement as referred to in “Note 6 – Convertible Debt.” These funds will be used to supplement cash flow from operations and to finance various capital expenditures to be incurred over the next three quarters.

On November 10, 2014, the Company granted 110,000 and 28,500 stock-based incentive awards under the 2014 Plan and 2013 Plan respectively to employees and consultants of the Company.

L. Subsequent Events

On January 8, 2014, the Company entered into an equipment purchase order with Stewart & Stevenson Manufacturing Technologies LLC (“S&S”). Under the terms of the purchase order, the Company agreed to purchase and S&S agreed to sell, certain pressure pumping equipment for a total purchase price of up to $8,093,870, of which a deposit was paid as a down payment at signing. The total purchase price included an option for certain additional equipment to be included in the equipment package. The equipment package is expected to be delivered during the second quarter of 2014 and will be used to fulfill our obligations under the Letter of Intent announced on December 19, 2013 to provide well stimulation and completion services in the Neuquén province of Argentina.

On January 9, 2014, the Company signed a letter of intent with an independent third party lender to provide a minimum of $4 million in financing towards an equipment package currently being procured for our growing operations in Argentina. The equipment will serve as collateral under the three-year loan agreement. During the period while the loan is outstanding, the Company will be required to make quarterly interest payments with the principal due at the end of the three year period unless mutually extended for up to two additional years. The equipment being procured consists primarily of pressure pumping and related equipment.